--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2001

Dear Shareholder:

      The semi-annual period has been marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Year-to-date, the Federal Open Market Committee (FOMC) has cut interest rates six times, easing a total of 275 basis points. Currently, the overnight lending rate is at its lowest level since May 1994. Investors are beginning to turn their attention away from past interest rate cuts and are re-focusing on the potential actions of this year's accommodative Fed. In recent FOMC minutes, investors were somewhat surprised to see a degree of discord among committee members as to the severity and timing of the final 50 basis point ease on May 15th. Coupled with a more cautious 25 basis point cut in late June, it appears that the Fed will be adopting a less aggressive posture.

      Recently, released data has led some investors to conclude that the worst may be behind us. U.S. factory orders, a figure specifically cited by the Fed as a driver behind recent rate cuts, rebounded by 2.5% in May. Personal consumption, another important factor in the U.S. consumer-driven economy, rose by 0.5%, and both construction spending and manufacturing activity have been stronger than expected. Finally, despite aggressively lowering interest rates over the past six months, inflation concerns appear benign. Going forward, we look to employment data as a leading indicator of economic recovery.
Corporations have been forced to layoff employees as demand for goods and services has lagged in the first two quarters of the year. While consumer activity has been reasonably resilient in the face of the weakness in employment, further deterioration on the jobs front will most likely derail an early recovery.

      The Treasury yield curve, which began the year inverted, with shorter maturity issues yielding more than longer maturities, steepened significantly over the semi-annual period. However, the yield curve flattened slightly in June in response to benign inflationary pressures and talks of a possible end to the Fed's rate reduction program. Disappointment caused by the Fed's election to dispense only 25 basis points of easing, coupled with stronger than expected economic data, caused yields on short and intermediate maturity Treasuries to rise. Short-term yields were especially hard-hit with yields on 2-year and 5-year maturities rising 25 and 21 basis points, respectively.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,



/s/ LAURENCE D. FINK                          /s/ RALPH L. SCHLOSSTEIN
--------------------                          ------------------------
Laurence D. Fink                              Ralph L. Schlosstein
Chairman                                      President

                                                                   July 31, 2001

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Investment Quality Term Trust Inc. ("the Trust") for the six months ended June 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BQT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2004. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities, U.S. Government and agencies securities, asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:

                          ------------------------------------------------------
                           6/30/01    12/31/00     CHANGE     HIGH       LOW
--------------------------------------------------------------------------------
  STOCK PRICE               $9.08      $8.75       3.77%     $9.08     $8.625
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)     $9.32      $9.21       1.19%     $9.37     $9.20
--------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE      5.41%      5.11%      5.87%      5.51%     4.75%
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     Economic performance continued to deteriorate in the U.S. and abroad through the second quarter as corporations continued to steadily unwind excess inventories and capacity. While there has been some decline in consumption, the bulk of the weakness has manifested itself in the business sector where capital spending continues to plunge. Consequently, year-over-year industrial production has turned negative for the first time since 1991. Weakness in the corporate sector has begun to spread to the labor market. The unemployment rate has drifted up to 4.5% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Despite the weakness in the labor market and overall economy, the consumer remains relatively upbeat. While many economic indicators are at 1990-91 recessionary levels, consumer confidence remains well above its readings of the early nineties. The consumer seems buoyed by a faith in the Federal Reserve, which has lowered its funds target rate by 275 basis points during 2001.
Sluggish growth combined with a benign inflationary environment should prompt the Federal Reserve to maintain a low interest rate environment well into next year.

     Over the semi-annual period, the level and shape of the Treasury yield curve were driven by expectations of Fed activity and the issuance of corporate debt. Treasury yields steepened significantly in 2001 with yields on longer maturity issues rising relative to yields on shorter maturities, but began to flatten slightly in June due to expectations that the Fed was nearing the end of its easing cycle. Yields on short and intermediate Treasuries rose with short-term yields increasing most dramatically. Yields on 2-year and 5-year maturities rose 25 and 21 basis points respectively for the second quarter. In addition, corporate issuance of long-term debt represented a net sale of more interest rate sensitive bonds. This further pressured longer dated securities and the market in general. As of June 30, 2001, the 10-year Treasury was yielding 5.41% versus 5.11% on December 31, 2000.

     For the period, the LEHMAN MORTGAGE INDEX returned 3.78% versus 3.62% for the LEHMAN AGGREGATE INDEX. Despite further Federal Reserve interest rate cuts in the second quarter, absolute yields on mortgage-backed securities rose in sympathy with other longer dated bonds as investors grew fearful of the inflationary potential of an economic recovery. Mortgage yields fell in the second quarter relative to Treasuries, however, as declining refinancing activity, combined with an increase in long-term Treasury rates relative to short-term Treasury rates, improved fundamentals for mortgages. In the second half of the period, refinancing activity, as measured by the MBAA REFINANCE INDEX, declined to 54% of the multi-year peak reached during March. However, refinancing remains well above the volume associated with similar mortgage rates during December 2000. Despite the decline in refinancing activity, prepayments on seasoned mortgage pools continued to surge. Due to the low mortgage rates during the first quarter and the continuing strength of refinancing activity, pass-through issuance has increased significantly over the semi-annual period, especially in March and the second quarter. Year-to-date, the same number of 30-year fixed rate mortgages have been pooled as were issued in all of 2000.

     For the semi-annual period, the LEHMAN U.S. CREDIT INDEX returned 5.38% versus 3.62% for the LEHMAN AGGREGATE INDEX. The corporate sector was supported by a vigilant Fed, a continued appetite for risk by both domestic and foreign investors and by favorable technicals as the percentage of corporates in the LEHMAN AGGREGATE INDEX surpassed that of Treasuries. Cyclical sub-sectors such as autos and paper were strong performers for the period while technology and defense sectors continued to be among the worst performers. Year-to-date, new issue corporate supply has been significantly higher than in 2000. Lower interest rates, strong investor demand, and a tightening of credit lending by banks brought many issuers into the capital markets. May 2001 was a heavy month for supply with $80.3 billion of bonds issued. Supply is expected to taper off from this pace partially due to higher interest rates, a precipitous drop in commercial paper levels as well as lower M&A activity.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following charts compare the Trust's current and December 31, 2000 asset composition and credit rating:

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                JUNE 30, 2001       DECEMBER 31, 2000
--------------------------------------------------------------------------------
Corporate Bonds                                 26%                    26%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                          18%                    18%
--------------------------------------------------------------------------------
U.S. Government Securities                      17%                    18%
--------------------------------------------------------------------------------
Stripped Money Market Instruments                8%                     7%
--------------------------------------------------------------------------------
Inverse Floating Rate Mortgages                  7%                     6%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities         5%                     5%
--------------------------------------------------------------------------------
Taxable Municipal Bonds                          5%                     5%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs     4%                     3%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities            3%                     3%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities        3%                     3%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs 2%                     3%
--------------------------------------------------------------------------------
Asset-Backed Securities                          1%                     1%
--------------------------------------------------------------------------------
Adjustable Rate Mortgages                        1%                     2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    RATING % OF CORPORATES
                                           -------------------------------------
         CREDIT RATING                        JUNE 30, 2001    DECEMBER 31, 2000
--------------------------------------------------------------------------------
         AA or equivalent                          12%                 34%
--------------------------------------------------------------------------------
          A or equivalent                          43%                 34%
--------------------------------------------------------------------------------
        BBB or equivalent                          45%                 30%
--------------------------------------------------------------------------------
         BB or equivalent                          --                   2%
--------------------------------------------------------------------------------

     In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on bonds with maturity dates approximating the Trust's termination date of December 31, 2004. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date. During the reporting period, the Trust maintained its significant weighting in corporate bonds, mortgage pass-throughs, and U.S. Government securities.

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Investment Quality Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ ROBERT S. KAPITO                     /s/ MICHAEL P. LUSTIG
--------------------                     ---------------------
Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager


--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------

  Symbol on New York Stock Exchange:                               BQT
--------------------------------------------------------------------------------
  Initial Offering Date:                                     April 21, 1992
--------------------------------------------------------------------------------
  Closing Stock Price as of 6/30/01:                             $9.08
--------------------------------------------------------------------------------
  Net Asset Value as of 6/30/01:                                 $9.32
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 6/30/01 ($9.08)(1)           4.40%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                   $0.0333
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                $0.3996
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  The distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
================================================================================
         PRINCIPAL
          AMOUNT                                                 VALUE
 RATING*   (000)           DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS--129.6%
                    MORTGAGE PASS-THROUGHS--23.4%
                     Federal Home Loan Mortgage Corp.,
        $12,483@        6.50%, 9/01/25 - 6/01/29 ..........   $ 12,303,393
          5,804@        7.00%, 12/01/28 ...................      5,838,848
                      Federal Housing Administration,
          1,998         Colonial, Series 37,
                          7.40%, 12/01/22 .................      1,992,011
          4,401         GMAC, Series 51,
                          7.43%, 2/01/21 ..................      4,321,367
          2,806         Tuttle Grove, 7.25%, 10/01/35 .....      2,872,322
                        USGI,
          1,122           Series 99, 7.43%, 10/01/23 ......      1,126,497
          7,700           Series 885, 7.43%, 3/01/22 ......      7,708,710
          3,955           Series 2081, 7.43%, 5/01/23 .....      3,952,193
                      Federal National Mortgage Association,
          9,095@        6.35%, 1/01/04,
                          10 Year, Multi-family ...........      9,115,594
         27,854@        6.50%, 8/01/28 - 6/01/29 ..........     27,412,330
          2,255         8.78%, 4/01/04,
                          10 Year, Multi-family ...........      2,280,692
          1,509@        8.89%, 4/01/04,
                          10 Year, Multi-family ...........      1,526,097
                                                              ------------
                                                                80,450,054
                                                              ------------
                    AGENCY MULTIPLE CLASS
                    MORTGAGE PASS-THROUGHS--4.8%
                    Federal Home Loan Mortgage Corp.,
                       Multiclass Mortgage
                       Participation Certificates,
          2,561        Series 1587, Class 1587-KA,
                         7/15/08 ..........................      2,581,026
          2,728        Series 1667, Class 1667-C,
                         1/15/09 ..........................      2,751,869
                    Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
          4,147        Trust 1992-43, Class 43-E,
                         4/25/22 ..........................      4,306,222
          4,663        Trust 1993-229, Class 229-S,
                         11/25/07 .........................      4,685,242
          2,000        Trust 1996-M5, Class M5-A2,
                         1/25/11 ..........................      2,044,386
                                                              ------------
                                                                16,368,745
                                                              ------------

                    NON-AGENCY MULTIPLE CLASS
                    MORTGAGE PASS-THROUGHS--2.3%
Aaa       1,176     Chase Mortgage Finance Corp.,
                       Series 1993, Class A-9,
                         12/25/09 .........................      1,177,427
AAA         899     Citicorp Mortgage Securities, Inc.,
                       Series 1998-3, Class A-6,
                         5/25/28 ..........................        917,505
AAA         525     DLJ Mortgage Acceptance Corp.,
                       Series 1993-19, Class A-3,
                         1/25/24 ..........................        529,628
AAA         109     GE Capital Mortgage Services, Inc.,
                       Series 1994-2, Class A-4,
                         1/25/09 ..........................        108,801
AAA       5,261     Residential Funding Mortgage
                       Securities I,
                       Series 1993-S47, Class A-18,
                         12/25/23 .........................      5,326,756
                                                              ------------
                                                                 8,060,117
                                                              ------------
                    ADJUSTABLE RATE MORTGAGES--1.8%
          1,500     Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
                       Trust 1993-143, Class 143-SC,
                         8/25/23 ..........................      1,492,305
AAA       4,504     Residential Funding Mortgage
                       Securities I,
                       Series 1993-S15, Class A-16,
                         4/25/08 ..........................      4,533,504
                                                              ------------
                                                                 6,025,809
                                                              ------------

                    INVERSE FLOATING
                    RATE MORTGAGES--9.1%
AAA        502      CWMBS, Inc., Mortgage Certificate,
                       Series 1994-D, Class A-7,
                         3/25/24 ..........................        502,158
                    Federal Home Loan Mortgage Corp.,
                       Multiclass Mortgage
                       Participation Certificates,
           434         Series 1512, Class 1512-NB,
                         5/15/08 ..........................        444,483
         2,033         Series 1565, Class 1565-0A,
                         8/15/08 ..........................      1,994,464
         1,662         Series 1584, Class 1584-SE,
                         2/15/23 ..........................      1,458,238
        11,505         Series 1635, Class 1635-P,
                         12/15/08 .........................     12,202,671
           351         Series 1655, Class 1655-SB,
                         12/15/08 .........................        341,855
           600         Series 1671, Class 1671-MF,
                         2/15/24 ..........................        599,719
         1,250         Series 1678, Class 1678-SA,
                         2/15/09 ..........................      1,261,461
         2,580         Series 2163, Class 2163-SG,
                         11/15/26 .........................      2,709,359
                    Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
         1,646         Trust 1992-155, Class 155-SB,
                         12/25/06 .........................      1,579,090
            44         Trust 1993-179, Class 179-SA,
                         10/25/23 .........................         44,306

                       See Notes to Financial Statements.

================================================================================
        PRINCIPAL
          AMOUNT                                                 VALUE
RATING*   (000)           DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                       INVERSE FLOATING
                       RATE MORTGAGES--(CONT'D)
        $ 6,198           Trust 1993-188, Class 188-S,
                            2/25/08 .......................    $ 6,155,159
                       Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
             13           Trust 1993-202, Class 202-VJ,
                            11/25/23 ......................         13,110
            787           Trust 1993-212, Class 212-SB,
                            11/25/08 ......................        783,365
            124           Trust 1994-17, Class 17-SA,
                            1/25/09 .......................        124,500
            508           Trust 1999-60, Class 60-SJ,
                            4/25/29 .......................        508,094
AAA         465         Residential Funding Mortgage
                          Securities I,
                          Series 1993-S15, Class A-17,
                            4/25/08 .......................        472,592
                                                              ------------
                                                                31,194,624
                                                              ------------
                       INTEREST ONLY MORTGAGE-
                       BACKED SECURITIES--6.4%
         93,195        Citicorp Mortgage Securities, Inc.,
                          SERIES 1999-3, CLASS A3,
                            5/25/29 .......................        815,453
                       Federal Home Loan Mortgage Corp.,
                          Multiclass Mortgage
                          Participation Certificates,
          1,752           Series G-25, Class 25-S,
                            8/25/06 .......................         26,548
          8,349           Series 1353, Class 1353-S,
                            8/15/07 .......................        568,832
            475           Series 1489, Class 1489-K,
                            10/15/07 ......................         30,894
          1,245           Series 1542, Class 1542-QC,
                            10/15/20 ......................         67,525
          3,451           Series 1583, Class 1583-IC,
                            1/15/20 .......................        157,838
         51,533           Series 1611, Class 1611-DA,
                            5/15/21 .......................      1,441,311
         28,989           Series 1684, Class 1684-JB,
                            9/15/21 .......................        887,798
            461           Series 1751, Class 1751-PL,
                            10/15/23 ......................         55,625
          3,176           Series 1917, Class 1917-AS,
                            5/15/08 .......................        372,390
         32,104           Series 1918, Class 1918-SC,
                            1/15/04 .......................      1,138,699
          3,766           Series 1944, Class 1944-SY,
                            5/17/22 .......................         22,362
            831           Series 1946, Class 1946-SN,
                            10/15/08 ......................         24,937
         11,614           Series 1954, Class 1954-BB,
                            4/15/21 .......................         57,142
          5,196           Series 1954, Class 1954-LL,
                            5/15/21 .......................         26,758
          5,196           Series 1954, Class 1954-LM,
                            5/15/21 .......................         27,278
         10,608           Series 2049, Class 2049-PM,
                            11/15/19 ......................        653,075
         14,577           Series 2055, Class 2055-IB,
                            12/15/09 ......................      1,477,095
          7,035           Series 2061, Class 2061-PJ,
                            5/15/16 .......................        422,100
          7,131           Series 2083, Class 2083-PI,
                            2/15/18 .......................        427,861
          3,710           Series 2134, Class 2134-PJ,
                            4/15/11 .......................        442,879
          1,165           Series 2144, Class 2144-GI,
                            12/15/07 ......................         64,225
                       Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
             47           Trust 1992-188, Class 188-PI,
                            10/25/18 ......................        461,705
            998           Trust 1993-39, Class 39-K,
                            4/25/04 .......................         99,450
          4,478           Trust 1993-109, Class 109-QC,
                            7/25/07 .......................        184,879
         41,918           Trust 1993-247, Class 247-S,
                            11/25/23 ......................      1,152,736
            639           Trust 1994-27, Class 27-WC,
                            3/25/20 .......................         32,466
          1,560           Trust 1994-42, Class 42-SO,
                            3/25/23 .......................        141,120
          7,000           Trust 1996-20, Class 20-SB,
                            10/25/08 ......................        899,063
          4,128           Trust 1996-24, Class 24-SE,
                            3/25/09 .......................        746,225
          8,666           Trust 1996-24, Class 24-SK,
                            2/25/08 .......................        335,810
            273           Trust 1997-28, Class 28-PH,
                            3/18/22 .......................          5,189

         31,312           Trust 1997-37, Class 37-SD,
                            10/25/22 ......................      1,135,053
         14,947           Trust 1997-44, Class 44-SC,
                            6/25/08 .......................        710,430
          3,766           Trust 1997-75, Class 75-PG,
                            3/18/22 .......................        353,058
         34,717           Trust 1997-81, Class 81-S,
                            12/18/04 ......................      1,215,107
          7,201           Trust 1997-90A, Class 90A-PI,
                            1/18/19 .......................        459,086
          5,172           Trust 1998-8, Class 8-PM,
                            6/18/19 .......................        342,574
          1,150           Trust 1998-12, Class 12-PL,
                            7/18/19 .......................         82,000
          4,557           Trust 1998-15, Class 15-PC,
                            12/18/19 ......................        264,850
         11,341           Trust 1998-27, Class 27-PI,
                            12/18/20 ......................      1,095,004
         28,707           Trust 1998-47A, Class 47A-SB,
                            6/18/19 .......................        932,967
          4,508           Trust 1999-43, Class 43-PL,
                            1/25/21 .......................        371,886
          9,835           Trust 1999-43B, Class 43B-OL,
                            11/25/21 ......................        885,122
          1,056        GE Capital Mortgage Services, Inc.,
                        Series 1997-2, Class 2-A4,
                         3/25/12 ..........................        106,537

                       See Notes to Financial Statements.

================================================================================
        PRINCIPAL
          AMOUNT                                                 VALUE
RATING*   (000)           DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                    INTEREST ONLY MORTGAGE-
                    BACKED SECURITIES--(CONT'D)
         $ 4,225     Norwest Asset Securities Corp.,
                       Series 1998-25, Class 25-A6,
                         12/25/28 ..........................  $    268,006
           4,431    PNC Mortgage Securities Corp.,
                       Series 1999-5, Class 1A-11,
                         7/25/29 ...........................       439,628
                                                              ------------
                                                                21,928,576
                                                              ------------
                    PRINCIPAL ONLY MORTGAGE-
                    BACKED SECURITIES--3.4%
                    Federal Home Loan Mortgage Corp.,
                       Multiclass Mortgage
                       Participation Certificates,
             228       Series 1243, Class 1243-N,
                         8/15/06 ...........................       225,327
             221       Series 1862, Class 1862-DA,
                         12/15/22 ..........................       203,627
             258       Series 1862, Class 1862-DB,
                         12/15/22 ..........................       237,564
           2,993       Series 1887, CLASS 1887-I,
                         10/15/22 ..........................     2,676,508
             831       Series 1946, Class 1946-N,
                         10/15/08 ..........................       778,510
                    Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
             241       Trust 1993-228, Class 228-B,
                         3/25/23 ...........................       234,880
           2,800       Trust 1993-254, Class 254-D,
                         11/25/23 ..........................     2,611,000
             574       Trust 1994-54, Class 54-D,
                         10/25/23 ..........................       564,976
           2,636       Trust 1994-57, Class 57-D,
                         1/25/24 ...........................     2,602,178
           1,424       Trust 1996-45, Class 45-E,
                         1/25/24 ...........................     1,410,349
                                                              ------------
                                                                11,544,919
                                                              ------------
                       COMMERCIAL MORTGAGE-
                       BACKED SECURITIES--4.1%
AAA        5,000       New York City Mortgage Loan Trust,
                          Multi-family, Series 1996, Class A-2,
                            6.75%, 6/25/11** ...............     4,954,688
                       Structured Asset Securities Corp.,
                          Mortgage Certificates,
AAA        2,881          Series 1996, Class D,
                            7.034%, 2/25/28 ................     2,867,350
AAA        5,970          Series 1996, Class E,
                            7.75%, 2/25/28 .................     6,214,002
                                                              ------------
                                                                14,036,040
                                                              ------------
                       ASSET-BACKED SECURITIES--1.9%
BBB+       1,126       Amresco Securitized Net Interest,
                          Ser. 1996-1, Class A,
                            8.10%, 4/26/26** ...............     1,011,791
NR         2,682+      Global Rated Eligible Asset Trust,
                          Series 1998-A, Class A-1,
                            7.33%, 9/15/07**/*** ...........       482,671
                       Structured Mortgage Asset
                          Residential Trust, @@/***
NR         4,053+      Series 1997-2,
                            8.24%, 3/15/06 .................       526,953
NR         4,496+      Series 1997-3,
                            8.57%, 4/15/06 .................       584,534
A1         4,000       Student Loan Marketing Association,
                          Series 1995-1, Class B,
                            6.864%, 10/25/09 ...............     3,892,500
                                                              ------------
                                                                 6,498,449
                                                              ------------
                       U.S. GOVERNMENT AND
                       AGENCY SECURITIES--22.3%
                       Small Business Administration,
           1,606          Series 1996-20F,
                            7.55%, 6/01/16 .................     1,678,969
           1,399          Series 1996-20G,
                            7.70%, 7/01/16 .................     1,473,432
           3,850          Series 1996-20K,
                            6.95% 11/01/16 .................     3,894,289
           1,061          Series 1998-P10A,
                            6.12%, 2/01/08 .................     1,038,120
                        U.S. Treasury Bonds,
          25,000@         5.50%, 8/15/28 ...................    23,675,750
          27,500@         6.25%, 5/15/30 ...................    29,128,275
                        U.S. Treasury Notes,
           3,250@         4.75%, 2/15/04 ...................     3,268,265
           4,000@         5.75%, 8/15/03 ...................     4,113,720

           2,210@         5.75%, 11/15/05 ..................     2,263,504
             870          5.875%, 11/15/04 .................       899,763
           4,800@         6.00%, 8/15/09 ...................     5,036,976
                                                              ------------
                                                                76,471,063
                                                              ------------
                       TAXABLE MUNICIPAL BONDS--6.4%
AAA        1,000        California Housing Fin. Agcy. Rev.,
                          6.69%, 8/01/03 ...................     1,020,400
AAA        2,000       Fresno California Pension Obligation,
                          7.15%, 6/01/04 ...................     2,105,440
AAA        4,000       Los Angeles County California
                         Pension Obligation,
                          6.77%, 6/30/05 ...................     4,185,400
AAA        7,000       New Jersey Econ. Dev. Auth.,
                         Zero Coupon, 2/15/04 ..............     6,092,380
A          5,000       New York City, G.O.,
                          7.50%, 4/15/04 ...................     5,243,250
AA-        1,000       New York State Environmental
                         Facilities Corp., Service
                          Contract Rev.,
                          6.95%, 9/15/04 ...................     1,038,610
AAA        2,250       San Francisco California City &
                         Cnty. Arpts. Commission,
                         International Airport,
                          6.55%, 5/01/04 ...................     2,329,155
                                                              ------------
                                                                22,014,635
                                                              ------------

                       See Notes to Financial Statements.

================================================================================
        PRINCIPAL
          AMOUNT                                                 VALUE
RATING*   (000)           DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                       CORPORATE BONDS--34.1%
                       FINANCE & BANKING--13.1%
Aa2      $ 2,500       Bank of America,
                         7.875%, 5/16/05 ...................   $ 2,675,992
A+         3,000       CIT Group, Inc.,
                         7.125%, 10/15/04 ..................     3,117,414
A+         1,300       Equitable Life Assurance Society,
                         6.95%, 12/01/05** .................     1,320,786
A+         5,000@      Farmers Insurance,
                         8.50%, 8/01/04** ..................     5,371,875
A          4,800       First National Bank of Boston,
                         8.00%, 9/15/04 ....................     5,130,960
A-         5,000       Fleet Financial Group,
                         8.125%, 7/01/04 ...................     5,358,250
A+         4,850       Goldman Sachs Group,
                         6.25%, 2/01/03** ..................     4,906,382
A          3,500       Lehman Brothers Holdings, Inc.,
                         6.75%, 9/24/01 ....................     3,501,011
A+         1,000       Metropolitan Life Insurance Co.,
                         6.30%, 11/01/03** .................     1,016,460
                       PaineWebber Group, Inc.,
AA           500         6.90%, 2/09/04 ....................       516,355
AA+        2,000         8.875%, 3/15/05 ...................     2,225,400
Aa3        3,100       Reliaster Financial Corp.,
                         6.625%, 9/15/03 ...................     3,182,956
Aa3        2,000       Salomon Smith Barney Holdings, Inc.,
                         6.75%, 1/15/06 ....................     2,046,860
                       Xtra, Inc.,
BBB+       2,000         6.50%, 1/15/04 ....................     1,989,560
BBB+       2,500         7.22%, 7/31/04 ....................     2,521,150
                                                               -----------
                                                                44,881,411
                                                               -----------
                       INDUSTRIALS--8.4%
Baa1         400       American Airlines, Inc.,
                         10.44%, 3/04/07 ...................       459,364
BBB-       3,600@      Anixter, Inc.,
                         8.00%, 9/15/03 ....................     3,645,972
BBB        2,000       Conagra, Inc.,
                         7.40%, 9/15/04 ....................     2,062,020
BBB        4,000       Delphi Automotive Systems Corp.,
                         6.125%, 5/01/04 ...................     4,007,505
BBB        5,000       Newmont Mining Corp.,
                         8.00%, 12/01/04 ...................     5,063,150
BBB-       3,000       News America Holdings, Inc.,
                         8.50%, 2/15/05 ....................     3,180,300
BBB        5,000       Pulte Corp.,
                         8.375%, 8/15/04 ...................     5,131,550
A-         2,000       Ralcorp Holdings, Inc.,
                         8.75%, 9/15/04 ....................     2,152,140
A          3,000       TCI Communications, Inc.,
                         8.25%, 1/15/03 ....................     3,117,630
                                                               -----------
                                                                28,819,631
                                                               -----------
                       UTILITIES--4.8%
                       360 Communications Co.,
A          2,000         7.125%, 3/01/03 ...................     2,056,500
A          2,000         7.50%, 3/01/06 ....................     2,077,660
BBB-       5,000       Gulf States Utilities Co.,
                         8.25%, 4/01/04 ....................     5,214,400
Baa1       2,000       Ohio Edison Co.,
                         8.625%, 9/15/03 ...................     2,116,400
BBB-       5,000       Pinnacle One Partners LP,
                         8.83%, 8/15/04** ..................     5,062,500
                                                               -----------
                                                                16,527,460
                                                               -----------
                       YANKEE--7.8%
BBB        2,000       Canadian Pacific Ltd.,
                         6.875%, 4/15/03 ...................     2,042,200
A          2,000       Corporacion Andina de Fomento,
                         7.10%, 2/01/03 ....................     2,053,100
Aa3        3,000       Den Danske Bank,
                         7.25%, 6/15/05** ..................     3,030,674
BBB-       5,000       Empresa Electric Guacolda SA,
                         7.95%, 4/30/03** ..................     5,038,318
A-         3,500       Israel Electric Corp., Ltd.,
                         7.25%, 12/15/06** .................     3,500,560
A+         5,000       Quebec Province,
                         8.625%, 1/19/05 ...................     5,474,100
BBB        5,000       Telekom Malaysia Berhad,
                         7.125%, 8/01/05** .................     5,074,550
A-           466       YPF Sociedad Anonima,
                         7.50%, 10/26/02 ...................       467,287
                                                               -----------
                                                                26,680,789
                                                               -----------
                       Total Corporate Bonds ...............   116,909,291
                                                               -----------

                       STRIPPED MONEY MARKET
                       INSTRUMENTS--9.6%
          40,000       Vanguard Prime Money
                         Market Portfolio, 12/31/04 ........    32,940,000
                                                               -----------
                       Total long-term investments
                         (cost $427,760,705) ...............   444,442,322
                                                               -----------

                       SHORT-TERM INVESTMENTS--0.1%
                       DISCOUNT NOTES
             270       Federal Home Loan Bank,
                         3.94%, 7/02/01
                         (amortized cost $269,970) .........       269,970
                                                               -----------

                       Total investments before
                         investments sold short
                         (cost $428,030,675) ...............   444,712,292
                                                               -----------

                       See Notes to Financial Statements.

================================================================================
        PRINCIPAL
          AMOUNT                                                   VALUE
RATING*   (000)           DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                       INVESTMENT SOLD SHORT--(6.4%)
        $(23,000)      U.S. Treasury Bond,
                         5.375%, 2/15/31
                         (proceeds $21,992,071)               $ (21,792,500)
                                                              -------------
                       Total investments net of investments
                         sold short--123.3%
                         (cost $406,038,604)                    422,919,792
                       Liabilities in excess of other
                         assets--(23.3)%                        (79,976,361)
                                                               ------------
                       NET ASSETS--100%                        $342,943,431
                                                               ============

--------------
  *Using the higher of Standard & Poors', Moody's or Fitch's rating.

 **Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
***Illiquid securities representing 0.46% of net assets.
  @Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
 @@Securities are restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $1,111,483.
  +Security is fair-valued. (Note 1)


            --------------------------------------------------------
                             KEY TO ABBREVIATIONS:
                 G.O. -- General Obligation
                REMIC -- Real Estate Mortgage Investment Conduit
           --------------------------------------------------------








                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $428,030,675)
  (Note 1) .......................................    $444,712,292
Cash .............................................          63,109
Deposits with brokers as collateral for securities
  borrowed .......................................     182,415,000
Interest receivable ..............................       6,474,970
Receivable for investments sold ..................         207,559
Interest rate cap, at value (amortized
  cost $164,555) (Note 1 and 3) ..................               4
Other assets .....................................          20,522
                                                      ------------
                                                       633,893,456
                                                      ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ...........     218,160,625
Payable for investments purchased ................      48,716,311
Investments sold short, at value
  (proceeds received $21,992,071) (Note 1) .......      21,792,500
Due to broker-variation margin ...................         731,394
Interest payable .................................         643,358
Interest rate floor, at value
  (proceeds $86,308) (Note 1 and 3) ..............         543,714
Investment advisory fee payable (Note 2) .........         170,103
Administration fee payable (Note 2) ..............          28,351
Deferred directors fees (Note 1) .................          20,522
Other accrued expenses ...........................         143,147
                                                      ------------
                                                       290,950,025
                                                      ------------
NET ASSETS .......................................    $342,943,431
                                                      ============
Net assets were comprised of:
  Common stock, at par (Note 5) ..................    $    368,106
  Paid-in capital in excess of par ...............     343,431,594
                                                      ------------
                                                       343,799,700
  Undistributed net investment income ............      12,536,571
  Accumulated net realized loss ..................     (27,409,685)
  Net unrealized appreciation ....................      14,016,845
                                                      ------------
  Net assets, June 30, 2001 ......................    $342,943,431
                                                      ============
NET ASSET VALUE PER SHARE:
  ($342,943,431 / 36,810,639 shares of
  common stock issued and outstanding) ...........           $9.32
                                                             =====

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of discount/premium
    accretion/amortization of $10,037,636
    and interest expense of $3,225,524) ................   $ 9,529,413
                                                           -----------
Operating expenses
  Investment advisory ..................................     1,021,273
  Administration .......................................       170,212
  Legal ................................................        62,000
  Custodian ............................................        47,000
  Directors ............................................        39,000
  Reports to shareholders ..............................        37,000
  Independent accountants ..............................        31,000
  Registration .........................................        16,000
  Transfer agent .......................................        15,000
  Miscellaneous ........................................        52,014
                                                           -----------
    Total operating expenses ...........................     1,490,499
                                                           -----------
  Net investment income ................................     8,038,914
                                                           ===========

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on:
  Investments ..........................................    (1,855,229)
  Futures ..............................................    (4,760,119)
  Short sales ..........................................      (133,288)
                                                           -----------
                                                            (6,748,636)
                                                           -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ..........................................    11,799,248
  Futures ..............................................    (2,530,046)
  Interest rate swaps ..................................      (226,862)
  Interest rate floor ..................................      (192,265)
  Interest rate cap ....................................        43,583
  Short sales ..........................................       199,571
                                                           -----------
                                                             9,093,229
                                                           -----------
Net gain on investments ................................     2,344,593
                                                           -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................   $10,383,507
                                                           ===========

                       See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET
  CASH FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ..................................    $10,383,507
                                                   -----------
Decrease in investments .......................     26,832,746
Increase in payable for investments purchased .     48,716,311
Increase in investments sold short ............     21,792,500
Net realized loss .............................      6,748,636
Decrease in receivable for investments sold ...      1,302,125
Increase in due to broker-variation margin ....        801,706
Decrease in interest receivable ...............        297,921
Increase in interest rate floor ...............        127,543
Decrease in interest rate cap .................         84,247
Decrease in interest payable ..................       (303,712)
Decrease in other accrued expenses ............       (847,337)
Increase in unrealized appreciation ...........     (9,093,229)
Increase in deposits with brokers for
  securities borrowed .........................   (182,415,000)
                                                   -----------
  Total adjustments ...........................    (85,955,543)
                                                    ----------
Net cash flows used for operating activities ..   $(75,572,036)
                                                  ============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities ..   $(75,572,036)
                                                  ------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ...     83,117,000
  Cash dividends paid .........................     (7,663,830)
                                                  ------------
Net cash flows provided by financing activities     75,453,170
                                                  ------------
  Net decrease in cash ........................       (118,866)
  Cash at beginning of period .................        181,975
                                                  ------------
  Cash at end of period .......................   $     63,109
                                                  =============

------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
------------------------------------------------------------------

                                   SIX MONTHS
                                      ENDED         YEAR ENDED
                                    JUNE 30,       DECEMBER 31,
                                      2001             2000
                                 -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ......   $  8,038,914     $ 18,812,737
  Net realized loss ..........     (6,748,636)      (7,469,100)
  Net change in unrealized
    appreciation .............      9,093,229       20,632,798
                                 ------------     ------------
  Net increase in net assets
    resulting from operations      10,383,507       31,976,435
  Dividends from net
    investment income ........     (6,283,431)     (16,564,492)
                                 ------------     ------------
  Total increase .............      4,100,076       15,411,943

NET ASSETS
Beginning of period ..........    338,843,355      323,431,412
                                 ------------     ------------
End of period (including
  undistributed net investment
  income of $12,536,571 and
  $ 10,781,088, respectively)..  $342,943,431     $338,843,355
                                 ============     ============













                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                           SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                               JUNE 30,      ------------------------------------------------------
                                                  2001         2000       1999        1998        1997       1996
                                           ----------------  --------   --------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....     $   9.21      $   8.79   $   9.56    $   9.43    $   9.09   $   9.50
                                               --------      --------   --------    --------    --------   --------
  Net investment income (net of interest
    expense of $0.09, $0.21, $0.25, $0.21,
     $0.21 and $0.17, respectively) ......          .22           .51        .52         .66         .65        .64
  Net realized and unrealized gain (loss)
    on investments .......................          .06           .36       (.79)        .02         .31       (.46)
                                               --------      --------   --------    --------    --------
Net increase (decrease) from investment
  operations .............................          .28           .87       (.27)       .68          .96        .18
                                               --------      --------   --------    --------    --------   --------
Dividends from net investment income .....         (.17)         (.45)      (.50)       (.55)       (.62)      (.59)
                                               --------      --------   --------    --------    --------   --------
Net asset value, end of period* ..........     $   9.32      $   9.21      $8.79    $   9.56    $   9.43   $   9.09
                                               ========      ========   ========    ========    ========   ========
Market value, end of period* .............     $   9.08      $   8.75      $7.88    $   8.81    $   8.38   $   7.63
                                               ========      ========   ========    ========    ========   ========
TOTAL INVESTMENT RETURN+ .................         5.78%        17.43%     (4.99)%     11.50%      18.58%      4.58%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses .......................         0.88%+++      0.91%      0.86%       0.85%       0.89%      0.91%
Operating expenses and interest expense ..         2.78%+++      3.31%      3.64%       2.99%       3.15%      2.83%
Operating expenses, interest expense and
  excise taxes ...........................         2.78%+++      3.53%      3.70%       3.01%       3.15%      2.83%
Net investment income ....................         5.18%+++      5.79%      5.65%       6.89%       6.98%      7.03%

SUPPLEMENTAL DATA:
Average net assets (000) .................     $342,288      $324,712   $334,553    $353,745    $341,607   $332,778
Portfolio turnover ratio .................           16%           25%        81%        106%        135%       221%
Net assets, end of period (000) ..........     $342,943      $338,843   $323,431    $351,971    $346,998   $334,779
Reverse repurchase agreements
   outstanding, end of period (000) ......     $218,161      $135,044   $126,627    $105,869    $142,948   $96,846
Asset coverage++ .........................        $2,57      $  3,509     $3,554      $4,325      $3,427   $ 4,457

-----------
* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one year is not annualized. Past performance is not a guarantee of future results.
 ++ Per $1,000 of reverse repurchase agreements outstanding.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.











                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 ORGANIZATION
& ACCOUNTING
POLICIES

The BlackRock Investment Quality Term Trust Inc. ("the Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing current monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On July 31, 2001, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BQT Subsidiary, Inc.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At June 30, 2001 the Trust held three positions that were valued at fair value which is significantly lower than their purchased cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not engage in securities lending during the six months ended June 30, 2001.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders.
Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net invest-ment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN. Under a deferred compensation plan approved by the board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets until December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2001 aggregated $71,909,978 and $89,834,381, respectively.

   The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 2001, the Trust held 12% of its net assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at June 30, 2001 was $428,328,302 and, accordingly, net unrealized appreciation for federal income tax purposes was $16,383,990 (gross unrealized appreciation--$24,493,435; gross unrealized depreciation--$8,109,445).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 2000 of approximately $22,617,000 of which approximately $530,000 will expire in 2002, approximately $3,845,000 will expire in 2003, approximately $1,498,000 will expire in 2005, approximately $9,901,000 will expire in 2007 and approximately $6,843,000 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of the open financial futures contracts at June 30, 2001 are as follows:

                                 VALUE AT     VALUE AT
NUMBER OF           EXPIRATION     TRADE       JUNE 30,     UNREALIZED
CONTRACTS  TYPE        DATE        DATE          2001      DEPRECIATION
---------  -----    ----------  -----------  ------------  ------------
Long position:
          30-Yr.
   871    T-Bond    Sept. 2001  $89,131,608  $87,372,187   $(1,759,421)

Short position:
   175   Eurodollar Sept. 2001  $16,640,470  $16,832,375   $  (191,905)
   175   Eurodollar Dec.  2001  $16,601,970  $16,766,750   $  (164,780)
   175   Eurodollar Mar.  2002  $16,586,220  $16,712,500   $  (126,280)
                                                           -----------
                                                           $(2,242,386)
                                                           ===========

   Details of the interest rate cap held at June 30, 2001 are as follows:

NOTIONAL                                              VALUE AT
AMOUNT   FIXED     FLOATING    TERMINATION  AMORTIZED  JUNE 30,    UNREALIZED
 (000)   RATE        RATE         DATE        COST       2001     DEPRECIATION
-------  -----     --------    -----------  --------- ----------  ------------
$40,000 6.00%   3-month LIBOR     2/19/02    $164,555     $4        $(164,551)
                                                                    =========

   Details of the interest rate floor held at June 30, 2001 are as follows:

NOTIONAL                                              VALUE AT
AMOUNT   FIXED     FLOATING    TERMINATION  AMORTIZED  JUNE 30,    UNREALIZED
 (000)   RATE        RATE         DATE        COST       2001     DEPRECIATION
-------  -----     --------    -----------  --------- ----------  ------------
$30,000  7.00%  1-month LIBOR     2/27/02    $86,308   $543,714     $(457,406)
                                                                    =========


NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREE-MENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2001 was approximately $136,429,108 at a weighted average interest rate of approximately 5.06%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $218,160,625 as of June 30, 2001, which was 34.4% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.


NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 36,810,639 shares outstanding at June 30, 2001, the Advisor owned 10,639 shares.


NOTE 6. DIVIDENDS

Subsequent to June 30, 2001, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.0333 per share payable July 31, 2001 to shareholders of record on July 16, 2001.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's Investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day to day management of the Trust's Portfolio.

      The Annual Meeting of Trust Shareholders was held May 24, 2001 to vote on the following matter:

      To elect three Directors as follows:

          DIRECTOR:                             CLASS       TERM       EXPIRING
          ---------                             -----       ----       --------
          Andrew F. Brimmer..................    III        3 years      2004
          Kent Dixon.........................    III        3 years      2004
          Laurence D. Fink...................    III        3 years      2004

          Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

      Shareholders elected the three Directors. The results of the voting were as follows:

                                          VOTES FOR VOTES   AGAINST  ABSTENTIONS
                                          ---------------   -------  -----------
      Andrew F. Brimmer...............       34,000,480        --     599,805
      Kent Dixon......................       34,063,968        --     536,317
      Laurence D. Fink................       34,047,364        --     552,921

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the expected maturities of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

As the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or expected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with expected maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial Advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust

Company. Investors who wish to hold shares in a brokerage account should check with their financial Advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES: ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BQT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE- Mortgage instruments with interest rates that BACKED SECURITIES (ARMS): adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:     Securities  backed by various types of  receivables
                             such as automobile and credit card receivables.

CLOSED-END FUND:             Investment  vehicle which initially  offers a fixed
                             number of shares  and  trades on a stock  exchange.
                             The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED               Mortgage-backed  securities which separate mortgage
MORTGAGE OBLIGATIONS (CMOS): pools   into   short-,   medium-,   and   long-term
                             securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE          Mortgage-backed  securities  secured  or  backed by
BACKED SECURITIES (CMBS):    mortgage loans on commercial properties.


DISCOUNT:                    When a fund's net asset  value is greater  than its
                             stock price the fund is said to be trading at a discount.

DIVIDEND:                    Income  generated by  securities in a portfolio and
                             distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:       Shareholders may elect to have all distributions of
                             dividends   and   capital    gains    automatically
                             reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:       Securities   issued  or   guaranteed  by  the  U.S.
                             government,    or   one   of   its    agencies   or
                             instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:    Mortgage  securities  including  CMBS that  receive
                             only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

INVERSE-FLOATING RATE        Mortgage  instruments  with  coupons that adjust at
MORTGAGES:                   periodic  intervals  according  to a formula  which
                             sets inversely with a market lend interest rate index.

MARKET PRICE:                Price  per  share  of a  security  trading  in  the
                             secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:       A mortgage  dollar roll is a  transaction  in which
                             the  Trust  sells  mortgage-backed  securities  for
                             delivery  in the current  month and  simultaneously
                             contracts  to  repurchase   substantially   similar
                             (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:      Mortgage-backed  securities  issued by Fannie  Mae,
                             Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):       Net asset  value is the total  market  value of all
                             securities and other assets held by the Trust, plus
                             income  accrued  on  its  investments,   minus  any
                             liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                             Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                             STREET JOURNAL on Monday.

PRINCIPAL-ONLY               Mortgage securities that receive only the principal
SECURITIES:                  cash  flows  from an  underlying  pool of  mortgage
                             loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:               Mortgages for  multi-family,  low- to middle-income
                             housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                   Securities issued in connection with collateralized
                             mortgage  obligations that generally  represent the
                             excess   cash   flow  from  the   mortgage   assets
                             underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE           In a reverse repurchase agreement,  the Trust sells
AGREEMENTS:                  securities  and  agrees  to  repurchase  them  at a
                             mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED    Arrangements in which a pool of assets is separated
SECURITIES:                 into two classes that receive different proportions
                            of the interest and principal distributions from underlying mortgage-backed securities. IO's and
                            PO's are examples of strips.

------------
BLACKROCK
------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                          THE BLACKROCK
Ralph L. Schlosstein, PRESIDENT                   INVESTMENT QUALITY
Scott Amero, VICE PRESIDENT                       TERM TRUST INC.
Keith T. Anderson, VICE PRESIDENT                 ===================
Michael C. Huebsch, VICE PRESIDENT                SEMI-ANNUAL REPORT
Robert S. Kapito, VICE PRESIDENT                  JUNE 30, 2001
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISORS
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 2001 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
 c/o Prudential Investments Fund Management LLC
               100 Mulberry Street
              Newark, NJ 07102-4077
                 (800) 227-7BFM
                                                            [Logo] BLACKROCK
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